SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 22, 2003

                          Shelbourne Properties I, Inc.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

         0-16345                                          04-3502384
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, Boston, Massachusetts                      02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 2 of the 8-K filed earlier today with respect to the sale of the Fort
Lauderdale, Florida property is being amended to reflect the correct amount of net proceeds applied to reduce the loan.

Item 2. Acquisition or Disposition of Assets

      On January 22, 2003, Shelbourne Properties I, L.P. (the "Operating Partnership"), sold its property located in Fort Lauderdale, Florida commonly referred to as Southport Shopping Center for a gross purchase price of $23,430,000. The property was sold to Principal Life Insurance Co., an unaffiliated third party. Pursuant to the terms of the loan made by Hypo-Und Vereinsbank AG, New York Branch ("Hypo") to the Operating Partnership, all of the net proceeds of $22,981,814 were required to be delivered to Hypo to reduce the loan balance.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            99.1   Press Release dated January 22, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 22nd day of January, 2003.

                                            Shelbourne Properties I, Inc.


                                            By: /s/ Peter Braverman
                                                -------------------
                                                    Peter Braverman
                                                    Executive Vice President

                                  EXHIBIT INDEX

No.      Exhibit                                                          Page
---                                                                       ----

99.1     Press Release                                                      4